Exhibit 10.1

AMENDMENT TO
STOCK PURCHASE AGREEMENT

     THIS AMENDMENT (“Amendment”) to Stock Purchase Agreement is made this 31st day of March, 2005, by and between Navarre Corporation, a Minnesota corporation (“Purchaser”) and Michael A. Bell (“Seller”).

     WHEREAS, Purchaser and Seller are parties to a Stock Purchase Agreement dated March 14, 2005 (the “Agreement”); and

     WHEREAS, Purchaser and Seller desire to amend the Agreement to, among other things, provide for a restructuring of the Purchase Price (as defined in the Agreement).

     NOW, THEREFORE in consideration of the aforesaid and of the mutual obligations hereinafter contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged by Purchaser and Seller, the parties agree as follows:

     1. Section 3 of the Agreement is hereby amended in its entirety to read as follows:

     3. Purchase Price. The purchase price of the Shares (the “Purchase Price”) shall be the sum of:

     (a) Three Million Four Hundred Thousand and No/100 Dollars ($3,400,000.00) in cash (the “Cash Consideration”); and

     (b) Three hundred thousand (300,000) shares of unregistered common stock of Purchaser (the “Stock Consideration”).

     2. Section 4 of the Agreement is hereby amended by deleting subsection (c) in its entirety.

     3. Section 5 of the Agreement is hereby deleted in its entirety.

     4. Section 7 of the Agreement is hereby amended by deleting subsections (a), (b) and (d) in their entirety.

     5. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its original terms.

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[Signature Page to Amendment to Stock Purchase Agreement]

     IN WITNESS WHEREOF, Seller and Purchaser have executed and delivered to the other party this Amendment effective as of the day and year first above written.

PURCHASER: NAVARRE CORPORATION
By:	/s/ James G. Gilbertson
James G. Gilbertson
Its: Chief Financial Officer

SELLER:
/s/ Michael A. Bell
Michael A. Bell

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